UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2017

Tesoro Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-3473	95-0862768

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas	78259-1828

(Address of principal executive offices)	(Zip Code)

(210) 626-6000
(Registrant’s telephone number,
including area code)

Not Applicable
(Former name or former address, if
changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers: Election of Directors; Appointment of Certain Officers; Compensatory
Arrangements of Certain Officers.

2017 Base Salaries

On February 14, 2017, the Compensation Committee (the “Compensation Committee”) of our Board of Directors approved base salaries for our Chief Executive Officer and other named executive officers, effective February 19, 2017, as follows:

Named Executive Officers & Title	2017 Base Salary
Gregory J. Goff, Chairman, President and Chief Executive Officer	$1,600,000
Steven M. Sterin, Executive Vice President and Chief Financial Officer	$800,000
Keith M. Casey, Executive Vice President, Marketing & Commercial	$735,000
Cynthia J. Warner, Executive Vice President, Operations	$682,500

2016 Incentive Compensation Payouts

On February 14, 2017, the Compensation Committee approved the payouts under the 2016 Incentive Compensation Program for our Chief Executive Officer and other named executive officers as follows:

Named Executive Officers	Bonus Payment
Gregory J. Goff	$3,635,200
Steven M. Sterin	$1,125,540
Keith M. Casey	$924,810
Cynthia J. Warner	$768,773

2017 Incentive Compensation Program

On February 14, 2017, the Compensation Committee approved the terms of the 2017 Incentive Compensation Program (the “2017 Program”). In addition, the Compensation Committee approved the target payouts for our Chief Executive Officer and other named executive officers. Payouts under the 2017 Program are based on a combination of corporate results and individual performance (as further described below).

The performance results may be adjusted to take into account unbudgeted business decisions, unusual or non-recurring items and other factors, as approved by the Compensation Committee, to determine the total amount, if any, available under the 2017 Program and can range from 0% to 200%. The Compensation Committee has discretion to adjust individual awards based on an assessment of each executive officer's overall performance.

Corporate Performance - Corporate performance metrics include the following:

•
Achievement of earnings before interest, taxes, depreciation and amortization measured on a margin neutral basis (this is the most heavily weighted metric constituting 50% of the bonus opportunity for the corporate performance component)

•	Growth & Productivity Improvements - Targeted improvements in growth and productivity to create value (this metric constitutes 20% of the bonus opportunity for the corporate performance component)

•	Cost Management - Measurement of operating expenditures versus budget (this metric constitutes 15% of the bonus opportunity for the corporate performance component)

•	Process Safety Management - Targeted improvement in the number of process safety incidents (this metric constitutes 7.5% of the bonus opportunity for the corporate performance component)

•	Environmental - Targeted improvement in the number of environmental incidents (this metric constitutes 7.5% of the bonus opportunity for the corporate performance component)

An assessment of each executive officer’s overall performance, taking into account the performance of their respective business units, successful achievement of goals, business plan execution, and other leadership attributes, will be used as a basis for adjusting payouts for the executive officer’s payout above or below the amount determined by the overall Corporate Performance.

The target payout amounts for the Chief Executive Officer and named executive officers are as follows:

Named Executive Officers	Total Target Payout Amount*
Gregory J. Goff	160%
Steven M. Sterin	110%
Keith M. Casey	110%
Cynthia J. Warner	100%
*As a percentage of base salary earnings during 2017.

Form Agreement for 2017 Awards Under the Tesoro Corporation Amended and Restated 2011 Long-Term Incentive Plan

On February 14, 2017, the Compensation Committee approved (1) the form of 2017 Grant Letter (the “PS Grant Letter”) pursuant to which Performance Shares were issued under the Tesoro Corporation Amended and Restated 2011 Long-Term Incentive Plan (the “Plan”) as well as the related Summary of Key Provisions for Performance Share Awards Granted (the “PS Key Provisions”) and (2) the form of 2017 Grant Letter (the “MSU Grant Letter”) pursuant to which market stock units were issued under the Plan as well as the related Summary of Key Provisions for Market Stock Unit Award Granted (the “MSU Key Provisions”). These documents set forth the terms of 2017 grants of performance shares and market stock units to certain participants under the Plan, including the Chief Executive Officer and other named executive officers.

The PS Key Provisions contemplate that performance shares of our common stock contingent upon the achievement of certain performance goals will vest at the end of the 36 month performance period, which lasts from February 14, 2017 through February 14, 2020. Upon vesting at the end of the performance period, awards will be adjusted based on achievement of the applicable performance conditions.

The MSU Grant Letter and MSU Key Provisions contemplate that market stock units pursuant to which shares of our common stock will be earned at vesting based on stock price performance will vest at the end of the 36 month performance period, which lasts from February 14, 2017 through February 14, 2020. Upon vesting at the end of the performance period, the number of shares earned will be adjusted by multiplying the factor of the average closing stock price for the 30 days prior to the vesting date over the average closing stock price for the 30 days prior to the grant date.

The foregoing description is qualified in its entirety by reference to the actual terms of the PS Grant Letter, PS Key Provisions, MSU Grant Letter and MSU Key Provisions, which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K.

Grant of Awards to Named Executive Officers

On February 14, 2017, the Compensation Committee approved the following grants of awards to the Chief Executive Officer and other named executive officers:

Named Executive Officers	Number of Performance Shares	Number of Market Stock Units
Gregory J. Goff	35,725	39,270
Steven M. Sterin	7,304	8,029
Keith M. Casey	9,019	9,914
Cynthia J. Warner	5,081	5,586

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

*10.1	Tesoro Corporation 2017 Performance Share Award Grant Letter
*10.2	Tesoro Corporation Performance Share Awards Granted in 2017 Summary of Key Provisions
*10.3	Tesoro Corporation 2017 Market Stock Unit Award Grant Letter
*10.4	Tesoro Corporation Market Stock Unit Awards Granted in 2017 Summary of Key Provisions
__________________
* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2017

TESORO CORPORATION
By:	/s/ BLANE W. PEERY
Blane W. Peery
Vice President and Controller

Index to Exhibit

Exhibit Number	Description
*10.1	Tesoro Corporation 2017 Performance Share Award Grant Letter
*10.2	Tesoro Corporation Performance Share Awards Granted in 2017 Summary of Key Provisions
*10.3	Tesoro Corporation 2017 Market Stock Unit Award Grant Letter
*10.4	Tesoro Corporation Market Stock Unit Awards Granted in 2017 Summary of Key Provisions
_________________
* Filed herewith.